This first amendment (the “First Amendment”) to the Confidential Consulting Agreement dated April 7, 2023 (the “Agreement”) by and between the parties hereto, is executed as of the date shown on the signature page (the “Effective Date”), by and between FLG Partners, LLC, a California limited liability company (“FLG”), and Nektar Therapeutics, a Delaware corporation (“Client”). Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.

RECITALS

WHEREAS, the parties hereto wish to amend the Agreement;

WHEREAS, Client wishes to retain FLG to provide and FLG wishes to provide such services to Client on the terms set forth herein; and

WHEREAS, FLG has been continuously retained by Client since April 7, 2023; and

WHEREAS, the parties hereto wish to extend the term of the Agreement;

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the parties hereto agree as follows:

1.
Term. The term of the Agreement is hereby extended until terminated by either party upon 15 days’ written notice to the other.
2.
FLG Member. Linda Rubinstein.
3.
Fees: $650 per hour, up to 40 hours a week, subject to any changes as agreed by Client and FLG Member.
4.
Miscellaneous. All other terms and conditions of the Agreement remain unchanged. This First Amendment shall be incorporated in the Agreement as Exhibit B.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Effective Date.

CLIENT:

Nektar Therapeutics

a Delaware corporation.

By: Robert Bacci

Signed: /s/ Robert Bacci

Title: Chief People Officer

Address:

455 Mission Bay Blvd South, Suite 100,

San Francisco, California 94158

Email: RBacci@nektar.com

CLIENT:

Nektar Therapeutics

a Delaware corporation.

By: Jennifer Ruddock

Signed: /s/ Jennifer Ruddock

Title: SVP & CBO

Address:

455 Mission Bay Blvd South, Suite 100,

San Francisco, California 94158

Email: jruddock@nektar.com

FLG: FLG Partners, LLC, a California limited liability company. By: U. Heather Ogan Signed: /s/ U. Heather Ogan Title: Administrative Partner Effective Date: May 7, 2026.

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